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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: June 11, 1998


                                DOVER CORPORATION
             (Exact name of registrant as specified in its charter)



                Delaware                                   53-0257888
        (State of Incorporation)               (IRS Employer Identification No.)

     280 Park Avenue, New York, NY                            10017
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (212) 922-1640


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ITEM 5.  OTHER EVENTS.

         On June 9, 1998, Dover Corporation (the "Company") completed an underwritten offering of $150,000,000 aggregate principal amount of its 6.25% Notes due June 1, 2008 (the "Notes") and $200,000,000 aggregate principal amount of its 6.65% Debentures due June 1, 2028 (together with the Notes, the "Securities") under its Registration Statement on Form S-3, filed with the Securities and Exchange Commission on March 18, 1998 (File No. 333-48201) (the "Registration Statement"), a Prospectus, dated March 24, 1998, and the related Prospectus Supplement, dated June 4, 1998, relating to the offer and sale by the Company of the Securities. The sale of the Securities was underwritten by Goldman, Sachs & Co., Chase Securities Inc., J.P. Morgan Securities Inc. and Deutsche Morgan Grenfell Inc. pursuant to an Underwriting Agreement and a Pricing Agreement, each dated June 4, 1998, attached as Exhibits 1.1 and 1.2 hereto. The terms and conditions of the Securities and related matters are set forth in the Indenture, dated as of June 8, 1998, by and between the Company and The First National Bank of Chicago, as trustee (the "Indenture") filed as
Exhibit 4.1 hereto and, pursuant to Section 301 of the Indenture, the Officers' Certificate filed as Exhibit 4.2 hereto.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)       The following exhibits are filed as part of this Report:

          1.1 Underwriting Agreement, dated June 4, 1998 among Dover Corporation and Goldman, Sachs & Co., Chase Securities Inc., J.P. Morgan Securities Inc. and Deutsche Morgan Grenfell Inc.

          1.2 Pricing Agreement, dated June 4, 1998, among Dover Corporation, Goldman, Sachs & Co., Chase Securities Inc., J.P. Morgan Securities Inc. and Deutsche Morgan Grenfell Inc.

          4.1 Indenture, dated as of June 8, 1998, between Dover Corporation and The First National Bank of Chicago, as Trustee (the "Indenture").

          4.2  Officers' Certificate, dated as of June 9, 1998, pursuant to
               Section 301 of the Indenture.

          4.3  Form of 6.25% Note due June 1, 2008 ($150,000,000 aggregate principal amount).

          4.4  Form of 6.65% Note due June 1, 2028 ($200,000,000 aggregate principal amount).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DOVER CORPORATION


Date:  June 11, 1998


                                               By: /s/ John F. McNiff
                                                  -----------------------------
                                                    John F. McNiff
                                                    Vice President and Treasurer


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                                  EXHIBIT INDEX

Exhibits

1.1 Underwriting Agreement, dated June 4, 1998, among Dover Corporation and Goldman, Sachs & Co., Chase Securities Inc., J.P. Morgan Securities Inc. and Deutsche Morgan Grenfell Inc.

1.2 Pricing Agreement, dated June 4, 1998, among Dover Corporation and Goldman, Sachs & Co., Chase Securities Inc., J.P. Morgan Securities Inc. and Deutsche Morgan Grenfell Inc.

4.1 Indenture, dated as of June 8, 1998, between Dover Corporation and The First National Bank of Chicago, as Trustee (the "Indenture").

4.2 Officers' Certificate, dated as of June 9, 1998, pursuant to Section 301 of the Indenture.

4.3 Form of 6.25% Note due June 1, 2008 ($150,000,000 aggregate principal amount).

4.4 Form of 6.65% Note due June 1, 2028 ($200,000,000 aggregate principal amount).